UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2013

ZOLTEK COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Missouri	0-20600	43-1311101
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 McKelvey Road
St. Louis, Missouri		63044
(Address of principal executive offices)		(Zip Code)

(314) 291-5110
 (Registrant’s telephone number, including area code)

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On January 31, 2013, Zoltek Companies, Inc. (the “Registrant”) issued a press release announcing its financial results for the quarter ended December 31, 2012.  A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. The information in this Item 2.02 of Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Registrant’s annual meeting of shareholders was held on February 1, 2013. As of the record date, December 10, 2012, there were 34,355,192 shares of the Company’s common stock issued and outstanding. The holders of 22,185,597 shares of common stock, 64.6% of the outstanding shares entitled to vote as of the record date, were represented at the meeting in person or by proxy, and this amount represented a quorum. At the annual meeting, the shareholders considered and voted upon the following:

1.           Election of Directors.  The following two individuals were elected as Class II directors of the Registrant and received the number of votes set forth opposite their respective names:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Michael D. Latta	21,224,968	26,526	527,463	12,576,235
Pedro Reynoso	21,243,201	8,293	527,463	12,576,235

2.           Ratification of Appointment of Public Accounting Firm.   The shareholders of the Registrant ratified the appointment of Ernst and Young LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending September 30, 2013, as follows:

Votes For:	30,930,511
Votes Against:	207,664
Votes Withheld:	86,268
Broker Non-Votes:	3,130,749

3.           Advisory Vote on Executive Compensation.  The shareholders of the Registrant approved the advisory resolution relating to the Registrant’s executive compensation as follows:

Votes For:	21,357,148
Votes Against:	717,177
Votes Withheld:	111,272
Broker Non-Votes:	12,169,595

4.           Advisory Vote on Frequency of Advisory Vote on Executive Compensation.  The shareholders of the Registrant approved the annual frequency of future advisory votes relating to the Registrant’s executive compensation as follows:

One Year:	21,029,716
Two Years:	141,317
Three Years:	827,756
Abstentions:	141,808
Broker Non-Votes:	12,169,595

The Company has decided that it will include a shareholder vote on the compensation of executives in the proxy statement annually until the next required vote on the frequency of shareholder votes on executive compensation.

Item  9.01     Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not applicable.
(b)	Pro forma financial information. Not applicable.
(c)	Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZOLTEK COMPANIES, INC.

Dated: February 5, 2013	By:	/s/ Zsolt Rumy
Zsolt Rumy
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 31, 2013.